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                                                                  EXHIBIT 10.85


           CHANGE ORDER NO. 2 TO THE CONSTRUCTION SERVICES AGREEMENT


Basis for Request:

Mutual agreement of both parties.


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Scope of Change:


1.)      MWR agrees to assume MFS' existing lease at 1935 Blairs Ferry Road,
NE, Cedar Rapids, IA 52402, no later than August 31, 1996 and under terms that are satisfactory to the landlord.

2.)      MWR and MFS agree to delete the last sentence in paragraph 8.7 of the
CSA regarding the maintaining of a management facilities in Cedar Rapids, IA.



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Cost Estimate:
                          Total CSA Amount     $10,000,000.00
                          Change Order No. 2 Amount:    $0.00
                          New CSA Amount:      $10,000,000.00


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Approval:

MWR TELECOM, INC.



/s/ KIRK KAALBERG                          8/14/96
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Kirk Kaalberg, Sr. Vice President          Date


MFS NETWORK TECHNOLOGIES, INC.

/s/ STACY V. JENKINS                       7/9/96
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Stacy V. Jenkins, Vice                     Date
President/Program Management